EXHIBIT 32(b)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DRYCLEAN USA, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Venerando J. Indelicato, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 29, 2003

                                             /s/ Venerando J. Indelicato
                                             ----------------------------------
                                             Venerando J. Indelicato
                                             Treasurer and Principal
                                             Financial Officer